UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Retirement 2020 Fund	May 31, 2021
TRRBX	Investor Class
PARBX	Advisor Class
RRTBX	R Class

T. ROWE PRICE RETIREMENT FUNDS

HIGHLIGHTS

■	The Retirement Funds delivered strong absolute and relative returns in the 12-month period ended May 31, 2021. The funds outperformed their respective S&P Target Date Indexes and Lipper peer group averages.

■	Relative to the S&P Target Date Indexes, our glide path design—which has a higher equity allocation to emphasize long-term growth—contributed significantly to performance. Strong security selection within the underlying components and tactical allocation decisions also added value.

■	We tilted to an underweight to stocks relative to bonds toward the end of the period, as the risk/reward profile for equities looks less compelling following their dramatic rebound from March 2020 lows. We are overweight value stocks globally, as they may continue to be boosted by improving economic growth, and we favor shorter-duration fixed income sectors, given increasing expectations of higher interest rates and inflation.

■	Strong earnings reports, unprecedented fiscal stimulus, and indications of significant pent-up demand have built expectations for an acceleration in economic activity in the year ahead but have also given rise to inflation fears. Key risks to global markets include a resurgence in coronavirus cases, central bank missteps, increasing geopolitical concerns, and the potential for higher taxes as countries pivot to funding recovery costs.

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CIO Market Commentary

Dear Shareholder

Global stock markets produced very strong returns during your fund’s fiscal year, the 12-month period ended May 31, 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the rollout of coronavirus vaccines, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.

All major global and regional equity benchmarks recorded positive results during the period, and returns in the 20% to 50% range were common across developed and emerging markets. The large-cap S&P 500 Index gained 40% for the 12-month period and finished up nearly 25% above where it stood just before the pandemic roiled markets early last year.

Market leadership shifted during the period as successful vaccine trials in November spurred a rotation toward segments that had been beaten down in the initial phase of the pandemic. Value shares rebounded and outperformed their growth counterparts for the reporting period, and sector leaders also changed. Within the S&P 500, financial stocks produced strong gains as banks benefited from rising longer-term interest rates, and the materials and the industrials and business services sectors outperformed amid higher commodity prices and a rebound in economic growth. Energy stocks, which had negative results in the first half of our reporting period, staged a strong recovery as oil prices rallied to their highest level in more than two years. Meanwhile, information technology and consumer discretionary companies, which had been the big winners in the early days of the pandemic, produced more modest gains later in the period.

Outside the U.S., emerging markets generally outpaced stocks in developed markets. A weaker U.S. dollar aided returns for U.S. investors in most regions.

Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the American Rescue Plan Act into law in March, a $1.9 trillion program that included direct payments of up to $1,400 to most Americans. The Federal Reserve kept its short-term lending rate near zero, and policymakers emphasized that the time had not yet arrived for scaling back asset purchases designed to keep downward pressure on long-term interest rates.

Economic news was also generally positive. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020.

Meanwhile, overall profits for companies in the S&P 500 rose by roughly 52% versus the year before in the first quarter, according to FactSet—the best showing since late 2009.

Inflation data drew increasing attention later in the period as investors tried to assess the impact of higher prices on the broader economy as well as the chance that an overheating economy might lead the Fed to start rolling back its accommodative monetary policies earlier than expected. The central bank’s preferred inflation measure, the core personal consumption expenditures price index, increased 3.1% in the year ended in April, the biggest increase in nearly three decades and above the Fed’s 2% inflation target. However, Fed policymakers stressed that the increase in inflation was a temporary result of the economic recovery and that they remain committed to accommodative policy.

As expected—since higher prices erode the value of the fixed payments provided by bonds—rising inflation concerns were more evident in the fixed income market than in equities. Yields of longer-term Treasuries surged during the first quarter of 2021 as inflation expectations increased, weighing on returns for the sector. (Bond prices and yields move in opposite directions.) High yield bonds, which are less sensitive to interest rate changes, produced strong results, though, and investment-grade corporate bonds also performed well amid solid corporate fundamentals. Mortgage-backed securities, despite considerable Fed support during the period, had negative results amid uncertainty regarding when the central bank would begin tapering its asset purchases.

As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and in some areas, there are clear signs of speculation. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The funds seek the highest total return over time consistent with an emphasis on both capital growth and income.

FUND COMMENTARY

How did the funds perform in the past 12 months?

The Retirement Funds generated strong absolute and relative returns for the period. The funds outperformed their respective S&P Target Date Indexes and Lipper peer group averages. (Returns for the Advisor and R Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results. Investors should note that the short-term performance of the funds is highly unusual and unlikely to be sustained.)

What factors influenced the funds’ performance?

Our growth-seeking glide path design contributed significantly to performance relative to the S&P Target Date Indexes. To support income throughout retirement, we maintain a higher equity allocation across most of our Retirement Glide Path, which drove outperformance across all the funds.

Strong security selection among several underlying strategies boosted relative returns. Notably, our U.S. large-cap value equity strategy meaningfully outpaced its benchmark, led by names in the information technology, communication services, and health care sectors. Stock selection in all of our developed international equity strategies also added value. Despite impressive absolute returns, the U.S. small-cap equity strategies lagged in an environment where benchmark returns were driven by a rally in low-quality and momentum stocks, which do not fit our investment philosophy. These strategies, however, regained some lost ground in the second half of the reporting period. Within the fixed income allocation, security selection among U.S. investment-grade, emerging markets, and hedged nondollar bonds lifted performance. The Dynamic Global Bond Fund, which seeks to offer some protection against rising interest rates and provide a low correlation with equity markets, significantly outpaced its benchmark and helped returns. The inflation focused bond strategy benefited from a shorter-duration profile relative to its benchmark in a rising rate environment.

Tactical decisions to overweight and underweight various asset classes contributed to results. After underperforming in the initial phases of the pandemic, value and small-cap stocks have recently rebounded strongly, and our overweight to these asset classes relative to large-cap and growth stocks worked in our favor. Overweight positions to high yield bonds and floating rate bank loans, which materially outperformed investment-grade bonds, contributed to relative performance. Conversely, real assets equities outperformed global equities, and an underweight to the sector weighed on relative results. We did, however, trim our underweight over the period as we expect commodity prices to continue benefiting from increased industrial and consumer demand as economies fully reopen.

During the reporting period, equity and fixed income futures—along with physical equity and fixed income securities—were used to manage our top-level tactical asset allocation and glide path roll-down in some of the funds. Our short position in equity futures detracted, as equities generated strong returns for the 12-month period.

How are the funds positioned?

We tilted to an underweight to stocks relative to bonds late in the period. Although strong economic and earnings growth could support equities, their valuations appear extended, and their risk/reward profile appears less compelling after a dramatic rebound from the drastic sell-off in early 2020. Despite higher yields, bonds remain vulnerable to peaking growth and elevated inflation expectations.

Stocks
On a regional basis, we are modestly overweight to international stocks relative to U.S. stocks. International equities offer relatively attractive valuations, and their more cyclical profile could be beneficial as the global growth outlook for 2021 continues to improve. Aggressive stimulus measures and pent-up demand could also provide tailwinds for international stocks. Outside the U.S., we are overweight to emerging markets stocks relative to developed market stocks. Although fading Chinese stimulus and virus mutations pose challenges, improving global trade and rising commodity prices should boost emerging markets stocks.

In the U.S., we increased our overweight in value-oriented equities, as their cyclical orientation could benefit from the anticipated release of pent-up demand, the recovery in economic growth, and further fiscal stimulus. As the recovery progresses, we believe upward pressure on interest rates—which are typically a headwind for growth stocks—could support value stocks, given their heavy exposure to financials. While we favor secular growth companies over the long term, they remain vulnerable to extended valuations in the near term. We trimmed our overweight to U.S. small-cap stocks relative to larger companies. Small companies should be supported by economic growth and a strong earnings outlook, but they may be susceptible to a pullback given rising input costs.

Among international equities, we are overweight value stocks relative to growth stocks. The deep cyclical orientation of international value stocks combined with attractive relative valuations and rising interest rates could be catalysts for further rotation out of growth. The progress in vaccine distribution may further boost value stocks.

We modestly pared our underweight to inflation-sensitive real assets equities. While we believe that we are in a secular bear market for commodities, their prices could benefit in the short term from pent-up demand as economies progress through phases of reopening.

Bonds
We favor shorter-duration fixed income sectors—such as high yield bonds, floating rate bank loans, and inflation-linked securities—given increasing expectations of higher interest rates and inflation. Yields for high yield bonds are still relatively attractive compared with other fixed income alternatives, and their fundamentals are broadly supportive amid an improving backdrop for growth and a rebound in commodities. Meanwhile, floating rate bank loans have a higher standing in the capital structure, are more resilient to rising interest rates, and have favorable credit fundamentals. An environment of rising rates and inflation boosts inflation-linked securities, but further upside may be more limited as economic growth trajectory moderates and markets price in potentially tighter monetary policy.

What is portfolio management’s outlook?

Global markets have staged a remarkable recovery from the historic coronavirus-induced sell-off a year ago. While the virus remains a key risk to public health and economic activity, significant progress in the distribution of COVID-19 vaccines and the loosening of government restrictions has driven an uptick in sentiment. Moreover, central banks and governments have continued to deliver on aggressive monetary and fiscal stimulus measures, which have offset economic damage and provided a potent tailwind for risk assets. For the most part, markets appear to have priced in the likelihood that economic activity will continue to normalize over the coming months. However, in our view, there are several risks on the horizon that have yet to be fully appreciated.

Strong earnings reports, unprecedented fiscal stimulus, and indications of significant pent-up demand have built expectations for an acceleration in economic activity in the year ahead but have also given rise to inflation fears. In the U.S., proposals for further stimulus and infrastructure spending are likely to be married to an increase in corporate tax rates. China faces pressures from supply chain disruption, rising commodities costs, moderating growth, and fading stimulus; while virus mutations and significant struggles with vaccine distribution pose challenges in some regions. Other key risks to global markets include central bank missteps and increasing geopolitical concerns. Although these conditions may not materialize as significant headwinds for growth, we believe that they contribute to a less compelling risk/reward profile going forward, and we have positioned our portfolios accordingly.

The elevated levels of volatility and uncertainty in global markets underscores the value of our thoughtful strategic investing approach. Given the uncertain impact of positive and negative forces driving global financial markets, we believe that broad diversification across asset classes, regions, and sectors—as well as our ability to actively adjust allocations to enhance the Retirement Funds’ risk/reward profiles—should benefit our investors over time across a range of market and economic environments.

PERFORMANCE COMPARISON

The Performance Comparison tables show the returns for each fund versus its S&P Target Date Index and combined index portfolio (which is composed of several indexes representing the underlying asset classes in which the funds invest). The tables also show the average returns for each fund’s respective Lipper target date category, providing a tool to measure the performance of our funds against those with similar objectives. In addition, we compare the funds’ performance against the S&P Target Date Indexes in the Growth of $10,000 graphs following this letter. (Returns for the funds’ Advisor and R Class shares may vary due to their different fee structures.)

IMPORTANT INFORMATION

The principal value of the Retirement Funds is not guaranteed at any time, including at or after the target date, which is the approximate year an investor plans to retire (assumed to be age 65) and likely stop making new investments in the fund. If an investor plans to retire significantly earlier or later than age 65, the funds may not be an appropriate investment even if the investor is retiring on or near the target date. The funds’ allocations among a broad range of underlying T. Rowe Price stock and bond funds will (with the exception of the Retirement Balanced Fund) change over time. The funds (other than the Retirement Balanced Fund) emphasize potential capital appreciation during the early phases of retirement asset accumulation, balance the need for appreciation with the need for income as retirement approaches, and focus on supporting an income stream over a long-term postretirement withdrawal horizon. The funds are not designed for a lump-sum redemption at the target date and do not guarantee a particular level of income. The funds maintain a substantial allocation to equities both prior to and after the target date, which can result in greater volatility over shorter time horizons.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

BENCHMARK INFORMATION

Lipper Averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

S&P Target Date Indexes: A series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

Combined Index Portfolios: Unmanaged blended index portfolios created as custom benchmarks for each of the Retirement Funds. As of May 31, 2021, the combined index portfolios were composed of the following indexes:

■	Retirement Balanced Fund: 28.00% Russell 3000 Index, 12.00% MSCI All Country World Index ex USA, 38.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 22.00% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement 2005 Fund: 28.50% Russell 3000 Index, 12.25% MSCI All Country World Index ex USA, 42.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 17.25% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement 2010 Fund: 31.86% Russell 3000 Index, 13.64% MSCI All Country World Index ex USA, 39.25% Bloomberg Barclays U.S. Aggregate Bond Index, and 15.25% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement 2015 Fund: 34.87% Russell 3000 Index, 14.93% MSCI All Country World Index ex USA, 37.40% Bloomberg Barclays U.S. Aggregate Bond Index, and 12.80% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement 2020 Fund: 38.06% Russell 3000 Index, 16.34% MSCI All Country World Index ex USA, 35.30% Bloomberg Barclays U.S. Aggregate Bond Index, and 10.30% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement 2025 Fund: 44.50% Russell 3000 Index, 19.00% MSCI All Country World Index ex USA, 30.75% Bloomberg Barclays U.S. Aggregate Bond Index, and 5.75% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement 2030 Fund: 51.44% Russell 3000 Index, 22.06% MSCI All Country World Index ex USA, 24.50% Bloomberg Barclays U.S. Aggregate Bond Index, and 2.00% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement 2035 Fund: 58.10% Russell 3000 Index, 24.90% MSCI All Country World Index ex USA, and 17.00% Bloomberg Barclays U.S. Aggregate Bond Index.

■	Retirement 2040 Fund: 62.84% Russell 3000 Index, 26.91% MSCI All Country World Index ex USA, and 10.25% Bloomberg Barclays U.S. Aggregate Bond Index.

■	Retirement 2045 Fund: 65.96% Russell 3000 Index, 28.29% MSCI All Country World Index ex USA, and 5.75% Bloomberg Barclays U.S. Aggregate Bond Index.

■	Retirement 2050 Fund: 66.70% Russell 3000 Index, 28.55% MSCI All Country World Index ex USA, and 4.75% Bloomberg Barclays U.S. Aggregate Bond Index.

■	Retirement 2055 and 2060 Funds: 66.68% Russell 3000 Index, 28.57% MSCI All Country World Index ex USA, and 4.75% Bloomberg Barclays U.S. Aggregate Bond Index.

■	Retirement 2065 Fund: 68.60% Russell 3000 Index, 29.40% MSCI All Country World Index ex USA, and 2.00% Bloomberg Barclays U.S. Aggregate Bond Index.

Neutral Allocations: The asset allocations reflected in the Retirement Funds’ glide path are referred to as “neutral” allocations. As of May 31, 2021, the funds’ neutral allocations were as follows:

■	Retirement Balanced Fund: 40.00% stocks and 60.00% bonds and cash.

■	Retirement 2005 Fund: 40.75% stocks and 59.25% bonds and cash.

■	Retirement 2010 Fund: 45.50% stocks and 54.50% bonds and cash.

■	Retirement 2015 Fund: 49.80% stocks and 50.20% bonds and cash.

■	Retirement 2020 Fund: 54.40% stocks and 45.60% bonds and cash.

■	Retirement 2025 Fund: 63.50% stocks and 36.50% bonds and cash.

■	Retirement 2030 Fund: 73.50% stocks and 26.50% bonds and cash.

■	Retirement 2035 Fund: 83.00% stocks and 17.00% bonds and cash.

■	Retirement 2040 Fund: 89.75% stocks and 10.25% bonds and cash.

■	Retirement 2045 Fund: 94.25% stocks and 5.75% bonds and cash.

■	Retirement 2050, 2055, and 2060 Funds: 95.25% stocks and 4.75% bonds and cash. These funds follow similar investment paths for several years before their asset allocations begin to diverge.

■	Retirement 2065 Fund: 98.00% stocks and 2.00% bonds and cash.

Note: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

Note: ©2021, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement Balanced Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	12.35%	11.76%	Equity Index 500
	4.06	3.90	Growth Stock
	0.34	0.35	U.S. Large-Cap Core
	4.06	4.38	Value
U.S. Mid-Cap Stocks	1.46	1.55	Mid-Cap Growth
	1.46	1.64	Mid-Cap Value
U.S. Small-Cap Stocks	0.95	0.80	New Horizons
	0.95	1.11	Small-Cap Stock
	0.95	1.08	Small-Cap Value
International Developed Market Stocks	3.23	2.90	International Stock
	3.23	3.35	International Value Equity
	3.23	3.11	Overseas Stock
International Emerging Market Stocks	0.31	0.62	Emerging Markets Discovery Stock
	1.40	1.67	Emerging Markets Stock
Inflation Focused Stocks	2.00	1.13	Real Assets
U.S. Equity Futures*	0.00	0.00	Stock Index Futures*
International Equity Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	40.00	39.33	
Core Fixed Income	3.80	3.63	Dynamic Global Bond
	5.70	5.29	International Bond (USD Hedged)
	17.10	15.15	New Income
Diversifying Fixed Income	4.10	3.92	Emerging Markets Bond
	0.82	1.92	Floating Rate
	3.28	3.53	High Yield
	22.00	22.99	Limited Duration Inflation Focused Bond
	3.19	1.30	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	2.92	U.S. Treasury Money
Total Bonds	60.00	60.67	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement 2005 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	12.58%	11.99%	Equity Index 500
	4.14	3.91	Growth Stock
	0.35	0.41	U.S. Large-Cap Core
	4.14	4.28	Value
U.S. Mid-Cap Stocks	1.49	1.58	Mid-Cap Growth
	1.49	1.76	Mid-Cap Value
U.S. Small-Cap Stocks	0.97	0.85	New Horizons
	0.97	1.08	Small-Cap Stock
	0.97	1.10	Small-Cap Value
International Developed Market Stocks	3.29	3.05	International Stock
	3.29	3.43	International Value Equity
	3.29	3.21	Overseas Stock
International Emerging Market Stocks	0.32	0.64	Emerging Markets Discovery Stock
	1.42	1.66	Emerging Markets Stock
Inflation Focused Stocks	2.04	1.13	Real Assets
U.S. Equity Futures*	0.00	0.00	Stock Index Futures*
International Equity Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	40.75	40.06	
Core Fixed Income	4.20	4.08	Dynamic Global Bond
	6.30	5.94	International Bond (USD Hedged)
	18.90	17.45	New Income
Diversifying Fixed Income	4.55	4.48	Emerging Markets Bond
	0.91	2.11	Floating Rate
	3.64	4.06	High Yield
	17.25	17.64	Limited Duration Inflation Focused Bond
	3.51	1.42	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	2.76	U.S. Treasury Money
Total Bonds	59.25	59.94	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement 2010 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	14.05%	13.52%	Equity Index 500
	4.62	4.32	Growth Stock
	0.39	0.40	U.S. Large-Cap Core
	4.62	4.80	Value
U.S. Mid-Cap Stocks	1.66	1.78	Mid-Cap Growth
	1.66	1.96	Mid-Cap Value
U.S. Small-Cap Stocks	1.08	0.96	New Horizons
	1.08	1.21	Small-Cap Stock
	1.08	1.23	Small-Cap Value
International Developed Market Stocks	3.67	3.38	International Stock
	3.67	3.81	International Value Equity
	3.67	3.62	Overseas Stock
International Emerging Market Stocks	0.36	0.71	Emerging Markets Discovery Stock
	1.59	1.85	Emerging Markets Stock
Inflation Focused Stocks	2.28	1.27	Real Assets
U.S. Equity Futures*	0.00	0.00	Stock Index Futures*
International Equity Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	45.50	44.84	
Core Fixed Income	3.93	3.79	Dynamic Global Bond
	5.89	5.56	International Bond (USD Hedged)
	17.66	16.15	New Income
Diversifying Fixed Income	4.13	4.07	Emerging Markets Bond
	0.83	1.94	Floating Rate
	3.31	3.66	High Yield
	15.25	15.69	Limited Duration Inflation Focused Bond
	3.51	1.48	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	2.82	U.S. Treasury Money
Total Bonds	54.50	55.16	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement 2015 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	11.31%	11.57%	Equity Index 500
	7.00	6.72	Growth Stock
	0.61	0.49	U.S. Large-Cap Core
	7.00	7.64	Value
U.S. Mid-Cap Stocks	1.82	1.94	Mid-Cap Growth
	1.82	2.33	Mid-Cap Value
U.S. Small-Cap Stocks	1.19	1.06	New Horizons
	1.19	1.44	Small-Cap Stock
	1.19	1.46	Small-Cap Value
International Developed Market Stocks	4.02	3.89	International Stock
	4.02	4.28	International Value Equity
	4.02	4.24	Overseas Stock
International Emerging Market Stocks	0.39	0.77	Emerging Markets Discovery Stock
	1.74	2.02	Emerging Markets Stock
Inflation Focused Stocks	2.49	1.41	Real Assets
U.S. Equity Futures*	0.00	-1.77	Stock Index Futures*
International Equity Futures*	0.00	-0.47	Stock Index Futures*
Total Stocks	49.80	49.02	
Core Fixed Income	3.74	3.61	Dynamic Global Bond
	5.61	5.00	International Bond (USD Hedged)
	16.83	14.59	New Income
Diversifying Fixed Income	3.87	3.71	Emerging Markets Bond
	0.77	1.83	Floating Rate
	3.10	3.39	High Yield
	12.80	13.30	Limited Duration Inflation Focused Bond
	3.48	1.47	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	2.38	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.69	U.S. Treasury Money
Total Bonds	50.20	50.98	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement 2020 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	10.57%	11.03%	Equity Index 500
	8.49	8.48	Growth Stock
	0.75	0.62	U.S. Large-Cap Core
	8.49	9.21	Value
U.S. Mid-Cap Stocks	1.99	2.14	Mid-Cap Growth
	1.99	2.65	Mid-Cap Value
U.S. Small-Cap Stocks	1.30	1.20	New Horizons
	1.30	1.64	Small-Cap Stock
	1.30	1.62	Small-Cap Value
International Developed Market Stocks	4.39	4.31	International Stock
	4.39	4.66	International Value Equity
	4.39	4.62	Overseas Stock
International Emerging Market Stocks	0.43	0.84	Emerging Markets Discovery Stock
	1.90	2.22	Emerging Markets Stock
Inflation Focused Stocks	2.72	1.56	Real Assets
U.S. Equity Futures*	0.00	-2.55	Stock Index Futures*
International Equity Futures*	0.00	-0.83	Stock Index Futures*
Total Stocks	54.40	53.41	
Core Fixed Income	3.53	3.38	Dynamic Global Bond
	5.30	4.66	International Bond (USD Hedged)
	15.89	13.43	New Income
Diversifying Fixed Income	3.54	3.34	Emerging Markets Bond
	0.71	1.69	Floating Rate
	2.84	3.10	High Yield
	10.30	10.89	Limited Duration Inflation Focused Bond
	3.50	1.53	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	3.59	Cash and Collateral
	0.00	0.01	Transition
	0.00	0.99	U.S. Treasury Money
Total Bonds	45.60	46.59	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement 2025 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	12.34%	12.72%	Equity Index 500
	9.91	9.71	Growth Stock
	0.88	0.72	U.S. Large-Cap Core
	9.91	10.64	Value
U.S. Mid-Cap Stocks	2.32	2.50	Mid-Cap Growth
	2.32	3.03	Mid-Cap Value
U.S. Small-Cap Stocks	1.51	1.39	New Horizons
	1.51	1.88	Small-Cap Stock
	1.51	1.85	Small-Cap Value
International Developed Market Stocks	5.13	5.00	International Stock
	5.13	5.44	International Value Equity
	5.13	5.30	Overseas Stock
International Emerging Market Stocks	0.50	1.00	Emerging Markets Discovery Stock
	2.22	2.61	Emerging Markets Stock
Inflation Focused Stocks	3.18	1.79	Real Assets
U.S. Equity Futures*	0.00	-2.46	Stock Index Futures*
International Equity Futures*	0.00	-0.78	Stock Index Futures*
Total Stocks	63.50	62.35	
Core Fixed Income	3.08	2.87	Dynamic Global Bond
	4.61	3.95	International Bond (USD Hedged)
	13.84	11.53	New Income
Diversifying Fixed Income	2.83	2.64	Emerging Markets Bond
	0.57	1.42	Floating Rate
	2.26	2.48	High Yield
	5.75	6.53	Limited Duration Inflation Focused Bond
	3.57	1.73	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	3.43	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.07	U.S. Treasury Money
Total Bonds	36.50	37.65	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement 2030 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	12.42%	12.78%	Equity Index 500
	12.36	11.94	Growth Stock
	1.11	0.94	U.S. Large-Cap Core
	12.36	13.29	Value
U.S. Mid-Cap Stocks	2.69	2.89	Mid-Cap Growth
	2.69	3.45	Mid-Cap Value
U.S. Small-Cap Stocks	1.75	1.62	New Horizons
	1.75	2.15	Small-Cap Stock
	1.75	2.10	Small-Cap Value
International Developed Market Stocks	5.94	5.74	International Stock
	5.94	6.31	International Value Equity
	5.94	6.10	Overseas Stock
International Emerging Market Stocks	0.58	1.15	Emerging Markets Discovery Stock
	2.57	3.03	Emerging Markets Stock
Inflation Focused Stocks	3.68	2.07	Real Assets
U.S. Equity Futures*	0.00	-2.35	Stock Index Futures*
International Equity Futures*	0.00	-0.68	Stock Index Futures*
Total Stocks	73.50	72.54	
Core Fixed Income	2.45	2.21	Dynamic Global Bond
	3.68	3.00	International Bond (USD Hedged)
	11.03	8.91	New Income
Diversifying Fixed Income	1.85	1.67	Emerging Markets Bond
	0.37	1.05	Floating Rate
	1.48	1.63	High Yield
	2.00	2.93	Limited Duration Inflation Focused Bond
	3.66	2.01	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	3.20	Cash and Collateral
	0.00	0.01	Transition
	0.00	0.84	U.S. Treasury Money
Total Bonds	26.50	27.46	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement 2035 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	10.94%	11.17%	Equity Index 500
	15.44	14.45	Growth Stock
	1.38	1.16	U.S. Large-Cap Core
	15.44	16.49	Value
U.S. Mid-Cap Stocks	3.04	3.26	Mid-Cap Growth
	3.04	3.61	Mid-Cap Value
U.S. Small-Cap Stocks	1.98	1.83	New Horizons
	1.98	2.39	Small-Cap Stock
	1.98	2.24	Small-Cap Value
International Developed Market Stocks	6.70	6.25	International Stock
	6.70	6.89	International Value Equity
	6.70	6.59	Overseas Stock
International Emerging Market Stocks	0.65	1.31	Emerging Markets Discovery Stock
	2.90	3.43	Emerging Markets Stock
Inflation Focused Stocks	4.15	2.29	Real Assets
U.S. Equity Futures*	0.00	-1.08	Stock Index Futures*
International Equity Futures*	0.00	-0.37	Stock Index Futures*
Total Stocks	83.00	81.93	
Core Fixed Income	1.70	1.45	Dynamic Global Bond
	2.55	2.02	International Bond (USD Hedged)
	7.65	5.97	New Income
Diversifying Fixed Income	1.02	0.96	Emerging Markets Bond
	0.20	0.65	Floating Rate
	0.81	0.95	High Yield
	0.00	1.05	Limited Duration Inflation Focused Bond
	3.07	1.68	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	1.54	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.79	U.S. Treasury Money
Total Bonds	17.00	18.07	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement 2040 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	8.72%	8.98%	Equity Index 500
	18.19	16.89	Growth Stock
	1.61	1.34	U.S. Large-Cap Core
	18.19	19.39	Value
U.S. Mid-Cap Stocks	3.28	3.53	Mid-Cap Growth
	3.28	3.91	Mid-Cap Value
U.S. Small-Cap Stocks	2.14	2.01	New Horizons
	2.14	2.57	Small-Cap Stock
	2.14	2.38	Small-Cap Value
International Developed Market Stocks	7.25	6.71	International Stock
	7.25	7.39	International Value Equity
	7.25	7.08	Overseas Stock
International Emerging Market Stocks	0.70	1.41	Emerging Markets Discovery Stock
	3.13	3.72	Emerging Markets Stock
Inflation Focused Stocks	4.49	2.48	Real Assets
U.S. Equity Futures*	0.00	-0.80	Stock Index Futures*
International Equity Futures*	0.00	-0.30	Stock Index Futures*
Total Stocks	89.75	88.69	
Core Fixed Income	1.03	0.85	Dynamic Global Bond
	1.54	1.17	International Bond (USD Hedged)
	4.61	3.46	New Income
Diversifying Fixed Income	0.45	0.39	Emerging Markets Bond
	0.09	0.25	Floating Rate
	0.36	0.47	High Yield
	0.00	1.05	Limited Duration Inflation Focused Bond
	2.18	1.08	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	1.16	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.40	U.S. Treasury Money
Total Bonds	10.25	11.31	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement 2045 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	8.58%	8.98%	Equity Index 500
	19.37	17.85	Growth Stock
	1.72	1.44	U.S. Large-Cap Core
	19.37	20.77	Value
U.S. Mid-Cap Stocks	3.45	3.71	Mid-Cap Growth
	3.45	4.13	Mid-Cap Value
U.S. Small-Cap Stocks	2.25	2.11	New Horizons
	2.25	2.68	Small-Cap Stock
	2.25	2.50	Small-Cap Value
International Developed Market Stocks	7.61	7.01	International Stock
	7.61	7.68	International Value Equity
	7.61	7.39	Overseas Stock
International Emerging Market Stocks	0.74	1.49	Emerging Markets Discovery Stock
	3.29	3.88	Emerging Markets Stock
Inflation Focused Stocks	4.71	2.60	Real Assets
U.S. Equity Futures*	0.00	-0.81	Stock Index Futures*
International Equity Futures*	0.00	-0.22	Stock Index Futures*
Total Stocks	94.25	93.18	
Core Fixed Income	0.58	0.48	Dynamic Global Bond
	0.86	0.66	International Bond (USD Hedged)
	2.59	1.98	New Income
Diversifying Fixed Income	0.09	0.08	Emerging Markets Bond
	0.00	0.00	Floating Rate
	0.09	0.10	High Yield
	0.00	0.00	Limited Duration Inflation Focused Bond
	1.55	0.84	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	1.10	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.57	U.S. Treasury Money
Total Bonds	5.75	6.82	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement 2050 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	8.67%	9.13%	Equity Index 500
	19.58	18.03	Growth Stock
	1.74	1.44	U.S. Large-Cap Core
	19.58	20.92	Value
U.S. Mid-Cap Stocks	3.48	3.75	Mid-Cap Growth
	3.48	4.16	Mid-Cap Value
U.S. Small-Cap Stocks	2.27	2.13	New Horizons
	2.27	2.66	Small-Cap Stock
	2.27	2.50	Small-Cap Value
International Developed Market Stocks	7.69	7.04	International Stock
	7.69	7.74	International Value Equity
	7.69	7.45	Overseas Stock
International Emerging Market Stocks	0.75	1.49	Emerging Markets Discovery Stock
	3.33	3.91	Emerging Markets Stock
Inflation Focused Stocks	4.76	2.63	Real Assets
U.S. Equity Futures*	0.00	-0.61	Stock Index Futures*
International Equity Futures*	0.00	-0.21	Stock Index Futures*
Total Stocks	95.25	94.16	
Core Fixed Income	0.48	0.40	Dynamic Global Bond
	0.71	0.60	International Bond (USD Hedged)
	2.14	1.78	New Income
Diversifying Fixed Income	0.07	0.07	Emerging Markets Bond
	0.00	0.00	Floating Rate
	0.07	0.08	High Yield
	0.00	0.00	Limited Duration Inflation Focused Bond
	1.28	0.69	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.88	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.34	U.S. Treasury Money
Total Bonds	4.75	5.84	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement 2055 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	8.67%	8.45%	Equity Index 500
	19.57	18.07	Growth Stock
	1.74	1.44	U.S. Large-Cap Core
	19.58	20.94	Value
U.S. Mid-Cap Stocks	3.48	3.75	Mid-Cap Growth
	3.48	4.12	Mid-Cap Value
U.S. Small-Cap Stocks	2.27	2.14	New Horizons
	2.27	2.58	Small-Cap Stock
	2.27	2.46	Small-Cap Value
International Developed Market Stocks	7.69	7.04	International Stock
	7.69	7.80	International Value Equity
	7.69	7.45	Overseas Stock
International Emerging Market Stocks	0.75	1.49	Emerging Markets Discovery Stock
	3.33	3.91	Emerging Markets Stock
Inflation Focused Stocks	4.76	2.63	Real Assets
U.S. Equity Futures*	0.00	0.00	Stock Index Futures*
International Equity Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	95.25	94.28	
Core Fixed Income	0.48	0.42	Dynamic Global Bond
	0.71	0.60	International Bond (USD Hedged)
	2.14	1.87	New Income
Diversifying Fixed Income	0.07	0.07	Emerging Markets Bond
	0.00	0.00	Floating Rate
	0.07	0.09	High Yield
	0.00	0.00	Limited Duration Inflation Focused Bond
	1.28	0.72	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.95	U.S. Treasury Money
Total Bonds	4.75	5.72	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement 2060 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	8.67%	8.49%	Equity Index 500
	19.57	18.06	Growth Stock
	1.74	1.47	U.S. Large-Cap Core
	19.58	20.89	Value
U.S. Mid-Cap Stocks	3.48	3.75	Mid-Cap Growth
	3.48	4.12	Mid-Cap Value
U.S. Small-Cap Stocks	2.27	2.15	New Horizons
	2.27	2.55	Small-Cap Stock
	2.27	2.46	Small-Cap Value
International Developed Market Stocks	7.69	7.05	International Stock
	7.69	7.79	International Value Equity
	7.69	7.44	Overseas Stock
International Emerging Market Stocks	0.75	1.49	Emerging Markets Discovery Stock
	3.33	3.91	Emerging Markets Stock
Inflation Focused Stocks	4.76	2.63	Real Assets
U.S. Equity Futures*	0.00	0.00	Stock Index Futures*
International Equity Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	95.25	94.26	
Core Fixed Income	0.48	0.48	Dynamic Global Bond
	0.71	0.65	International Bond (USD Hedged)
	2.14	1.85	New Income
Diversifying Fixed Income	0.07	0.06	Emerging Markets Bond
	0.00	0.00	Floating Rate
	0.07	0.08	High Yield
	0.00	0.00	Limited Duration Inflation Focused Bond
	1.28	0.73	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.88	U.S. Treasury Money
Total Bonds	4.75	5.74	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/21

Retirement 2065 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	9.12%	9.02%	Equity Index 500
	15.64	13.90	Growth Stock
	11.73	11.65	U.S. Large-Cap Core
	15.64	16.82	Value
U.S. Mid-Cap Stocks	3.26	3.53	Mid-Cap Growth
	3.26	3.78	Mid-Cap Value
U.S. Small-Cap Stocks	2.17	1.90	New Horizons
	2.17	2.46	Small-Cap Stock
	2.17	2.39	Small-Cap Value
International Developed Market Stocks	7.91	7.23	International Stock
	7.91	8.14	International Value Equity
	7.91	7.74	Overseas Stock
International Emerging Market Stocks	2.10	3.10	Emerging Markets Discovery Stock
	2.10	2.45	Emerging Markets Stock
Inflation Focused Stocks	4.90	2.73	Real Assets
U.S. Equity Futures*	0.00	0.00	Stock Index Futures*
International Equity Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	98.00	96.85	
Core Fixed Income	0.20	0.19	Dynamic Global Bond
	0.30	0.29	International Bond (USD Hedged)
	0.90	0.90	New Income
Diversifying Fixed Income	0.00	0.00	Emerging Markets Bond
	0.00	0.00	Floating Rate
	0.00	0.00	High Yield
	0.00	0.00	Limited Duration Inflation Focused Bond
	0.60	0.47	U.S. Treasury Long-Term Index
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.00	Transition
	0.00	1.29	U.S. Treasury Money
Total Bonds	2.00	3.15	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

May 31, 2021

PORTFOLIO OF INVESTMENTS[1]	$ Value 5/31/20	$ Purchase Cost	$ Sales Cost	Shares	$ Value 5/31/21
(Cost and value in $000s)					
BOND MUTUAL FUNDS 42.0%					
T. Rowe Price Funds:					
New Income Fund	2,206,475	326,947	384,938	221,312,259	2,146,729
Limited Duration Inflation Focused Bond Fund	1,274,825	670,309	300,868	322,512,081	1,741,565
International Bond Fund (USD Hedged)	735,461	129,132	140,219	73,322,664	744,225
Dynamic Global Bond Fund	512,602	94,184	87,640	53,332,781	539,728
Emerging Markets Bond Fund	511,428	71,193	106,487	47,017,421	533,177
High Yield Fund	441,167	119,770	101,443	74,295,037	494,805
Floating Rate Fund	174,955	117,713	31,620	28,266,431	270,510
U.S. Treasury Long-Term Index Fund	227,432	142,458	50,201	22,104,922	244,038
Total Bond Mutual Funds (Cost $6,544,540)					**6,714,777**
EQUITY MUTUAL FUNDS 56.9%					
T. Rowe Price Funds:					
Equity Index 500 Fund	2,764,264	164,184	786,664	15,852,445	1,763,901
Value Fund	759,524	570,604	326,638	29,819,607	1,471,598
Growth Stock Fund (2)	921,063	417,709	307,225	12,919,465	1,356,156
International Value Equity Fund	729,968	18,518	254,415	45,702,842	745,413
Overseas Stock Fund	741,827	17,346	220,581	54,636,241	738,682
International Stock Fund	682,421	17,475	170,547	30,387,277	688,576
Mid-Cap Value Fund	337,270	18,671	79,619	11,643,436	424,403
Emerging Markets Stock Fund	436,746	5,141	155,128	6,232,694	355,077
Mid-Cap Growth Fund	401,378	25,554	125,102	2,825,030	341,631
Small-Cap Stock Fund	235,992	11,150	60,455	3,673,633	261,930
Small-Cap Value Fund	201,444	6,088	45,930	4,141,347	258,503
Real Assets Fund	204,415	10,050	42,785	16,820,270	248,772
New Horizons Fund (2)	307,154	33,851	128,552	2,282,741	192,367
Emerging Markets Discovery Stock Fund	4,035	111,580	3,166	8,141,130	134,491
U.S. Large-Cap Core Fund	23,028	57,790	8,387	2,843,025	98,596
Total Equity Mutual Funds (Cost $4,370,785)					**9,080,096**
OTHER MUTUAL FUNDS 0.0%					
T. Rowe Price Funds:					
Transition Fund	–	407,609	406,046	16,091	1,561
Total Other Mutual Funds (Cost $1,562)					**1,561**

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2021. Net realized gain (loss), investment income, and change in net unrealized gain/loss reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Funds:			
Dynamic Global Bond Fund	$ 2,382	$ 20,582	$ 13,692
Emerging Markets Bond Fund	(5,448)	57,043	27,916
Emerging Markets Discovery Stock Fund	1,380	22,042	600
Emerging Markets Stock Fund	96,535	68,318	4,681
Equity Index 500 Fund	1,084,201	(377,883)	41,069
Floating Rate Fund	(457)	9,462	9,509
Growth Stock Fund	126,019	324,609	—
High Yield Fund	1,342	35,311	29,250
International Bond Fund (USD Hedged)	6,248	19,851	2,750
International Stock Fund	78,694	159,227	8,285
International Value Equity Fund	14,459	251,342	18,519
Limited Duration Inflation Focused Bond Fund	17,419	97,299	4,004
Mid-Cap Growth Fund	96,212	39,801	761
Mid-Cap Value Fund	22,274	148,081	6,132
New Horizons Fund	115,717	(20,086)	—
New Income Fund	26,489	(1,755)	55,079
Overseas Stock Fund	56,319	200,090	15,845
Real Assets Fund	6,406	77,092	5,007
Small-Cap Stock Fund	42,885	75,243	1,610
Small-Cap Value Fund	17,984	96,901	2,073
Transition Fund	(3,205)	(2)	—
U.S. Large-Cap Core Fund	2,452	26,165	890
U.S. Treasury Long-Term Index Fund	37,590	(75,651)	4,318
Value Fund	120,141	468,108	21,844
U.S. Treasury Money Fund, 0.05%	—	—	334
Totals	$ 1,964,038#	$ 1,721,190	$ 274,168+

\# Capital gain distributions from mutual funds represented $251,275 of the net realized gain (loss).

\+ Investment income comprised $274,168 of income distributions from underlying Price Funds.

The accompanying notes are an integral part of these financial statements.

May 31, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Retirement 2020 Fund (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price Funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price Funds will change, and its asset mix will become more conservative over time. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Retirement 2020 Fund (Investor Class), Retirement 2020 Fund–Advisor Class (Advisor Class), and Retirement 2020 Fund–R Class (R Class). Advisor Class shares are sold only through various brokers and other financial intermediaries, and R Class shares are available through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor Class does not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price Funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price Funds.

Investment Transactions, Investment Income, and Distributions Purchases and sales of the underlying Price Funds are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from underlying Price Fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Income and capital gain distributions from the underlying Price Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Expenses common to all classes, income distributions from the underlying Price Funds, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute shares of the underlying Price Funds rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed shares of the underlying Price Funds on the date of redemption exceeds the cost of those shares. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2021, the fund realized $188,538,000 of net gain on $579,899,000 of in-kind redemptions.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price Funds are valued at their closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund's Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the service and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On May 31, 2021, all of the fund's financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - DERIVATIVE INSTRUMENTS

The fund may use derivatives in an effort to manage cash flows efficiently, remain fully invested, or facilitate asset allocation and rebalancing. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s futures contracts held as of May 31, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

($000s)	Location on Statement of Assets and Liabilities	Fair Value	
Assets			
Equity derivatives	Futures*	$	3,304
Total		$	3,304
Liabilities			
Equity derivatives	Futures*	$	22,838
Total		$	22,838

* The fair value presented includes cumulative gain (loss) on futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.

Additionally, the amount of gains and losses on futures recognized in fund earnings during the year ended May 31, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

($000s)	Location of Gain (Loss) on Statement of Operations
	Futures
Realized Gain (Loss)	
Interest rate derivatives	$ (223)
Equity derivatives	(178,971)
Total	$ (179,194)
Change in Unrealized Gain (Loss)	
Equity derivatives	$ (19,534)
Total	$ (19,534)

Counterparty Risk and Collateral The fund invests in exchange-traded futures. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded. This ability is subject to the liquidity of underlying positions. As of May 31, 2021, cash of $30,277,000 had been posted by the fund for exchange-traded derivatives.

Futures Contracts A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2021, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 9% of net assets.

NOTE 4 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price Funds during the year ended May 31, 2021, aggregated $5,737,814,000 and $8,494,713,000, respectively.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets. For the year ended May 31, 2021, the following reclassification was recorded and relates primarily to redemptions in kind.

Distributions during the years ended May 31, 2021 and May 31, 2020, were characterized for tax purposes as follows:

At May 31, 2021, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts and the realization of gains/losses on certain open derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price Funds. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price Funds.

The fund operates in accordance with an amended investment management agreement (amended management agreement), between the corporation, on behalf of the fund, and Price Associates. Under the amended management agreement, the fund pays an all-inclusive annual fee that is based on a predetermined fee schedule that will range from 0.714% to 0.521%, generally declining as the fund reduces its overall stock exposure along its investment glide path. The all-inclusive management fee covers investment management services and all of the fund’s operating expenses except for interest expense; expenses related to borrowings, taxes, and brokerage; nonrecurring expenses; and any 12b-1 fees applicable to a class. At May 31, 2021, the effective all-inclusive management fee rate was 0.57%.

The fund may invest in the T. Rowe Price Transition Fund (Transition Fund) to facilitate the fund’s transition between the various underlying Price Funds as the fund rebalances its allocation to the underlying Price Funds. There is no specific neutral allocation to the Transition Fund. In addition, the fund may also maintain a small position in the Transition Fund when it is not actively involved in a transition.

The fund does not invest in the underlying Price Funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. At May 31, 2021, the fund held less than 25% of the outstanding shares of any underlying Price Fund.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

NOTE 8 - SUBSEQUENT EVENT

Effective July 1, 2021, the all-inclusive annual fee that is based on a predetermined contractual fee schedule was reduced from a range of 0.714% to 0.521% to a range of 0.64% to 0.49%, generally declining as the fund reduces its overall stock exposure along its investment glide path. Under this reduced fee schedule, the effective all-inclusive management fee rate was 0.53% at July 1, 2021.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Retirement 2020 Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Retirement 2020 Fund (one of the funds constituting T. Rowe Price Retirement Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 20, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$112,162,000 from short-term capital gains

■	$1,134,819,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $134,265,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $77,657,000 of the fund's income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $79,675,000 and foreign taxes paid of $5,619,000.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $1,687,000 of the fund's income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total return for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared this return with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in relative market conditions, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays the Advisor a single fee, or all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee covers investment management and all of the fund’s operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; any acquired fund fees and expenses; and any 12b-1 fees applicable to a class. In accordance with a predetermined contractual fee schedule, the all-inclusive management fee rate for the T. Rowe Price Retirement Funds generally starts to decline around the time a fund starts to begin reducing its overall stock exposure and then continues to decline over time as a fund nears and then passes its predetermined target date. The Advisor has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for the investors in these funds, and has historically sought to set the all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential for future economies of scale. The all-inclusive management fee structure also provides greater flexibility to make investment changes while maintaining a certain expense ratio for investors. The Board concluded that, based on the profitability data it reviewed and consistent with this all-inclusive management fee structure, the advisory fee structure for the fund continued to be appropriate.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate, and total expenses (all of which generally reflect the all-inclusive management fee rate and do not deduct the operating expenses paid by the Advisor as part of the overall management fee) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. However, there were not sufficient funds to meaningfully rank within quintiles for certain peer groups. The information provided to the Board indicated that the fund’s contractual management fee ranked second out of three funds (Investor Class Expense Group). The information also indicated that the fund’s actual management fee rate ranked in the fifth quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe). The information also indicated that the fund’s total expenses ranked in the first and second quintiles (Investor Class Expense Group) and first and third quintiles (Advisor Class Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract.

At a separate meeting held on May 12, 2021, the Board approved an amendment to the Advisory Contract that will become effective on July 1, 2021. Under the amendment, the contractual fee schedule for the T. Rowe Price Retirement Funds will be revised to reflect reductions to the all-inclusive fee rate across all years of the fee schedule.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [190]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [190]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [190]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chairman of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chairman of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [190]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [190]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D.(c) (1963) 2012 [0]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2002 [190]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, Chair of the Board, Director, and Chief Executive Officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [190]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chairman of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [190]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; and Vice President, T. Rowe Price Trust Company; Vice President, Retirement Funds

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Retirement Funds	Principal Occupation(s)

Francisco Alonso (1978) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen L. Bartolini, CFA (1977) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Andrew G. Jacobs Van Merlen (1978) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Sébastien Page (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert A. Panariello (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Charles M. Shriver, CFA (1967) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Guido F. Stubenrauch, CFA (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) Vice President	Director, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price International

James A. Tzitzouris, Jr., Ph.D. (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John David Wagner, CFA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,481,000 and $3,671,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 20, 2021